UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2012

HAWAIIAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI  96819

(Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2012, Hawaiian Holdings, Inc (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at 10:00 AM, local time, at The Hilton Hawaiian Village Beach Resort and Spa, 2005 Kalia Road, Honolulu, HI 96815, for the following purposes:

Proposal No. 1                 To elect eight directors from among the nominees described in the Company’s 2012 proxy statement filed with the Securities and Exchange Commission on April 13, 2012.

Proposal No. 2                 To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Proposal No. 3                 To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2012 proxy statement filed with the Securities and Exchange Commission on April 13, 2012.

Only stockholders of record at the close of business on March 26, 2012, the record date, were entitled to vote at the Annual Meeting.  At the record date, 51,064,437 shares of Common Stock and 3 shares of Special Preferred Stock were issued and outstanding.  Each share of Common Stock and Special Preferred Stock was entitled to one vote.  The Company had no other class of voting securities outstanding and entitled to vote at the meeting.  A total of 45,868,999 shares of Common Stock and 2 shares of Special Preferred Stock or 89.83% of total shares outstanding were voted representing a quorum of stockholders entitled to vote at the meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1      Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non- Votes	Outcome

Election of Gregory S. Anderson	36,218,053	313,930	9,337,016	Elected

Election of Mark B. Dunkerley	36,220,841	311,142	9,337,016	Elected

Election of Lawrence S. Hershfield	33,431,346	3,100,637	9,337,016	Elected

Election of Randall L. Jenson	33,210,286	3,321,697	9,337,016	Elected

Election of Bert T. Kobayashi, Jr.	34,115,639	2,416,344	9,337,016	Elected

Election of Tomoyuki Moriizumi	36,216,253	315,730	9,337,016	Elected

Election of Crystal K. Rose	36,279,387	252,596	9,337,016	Elected

Election of Richard N. Zwern	36,218,718	313,265	9,337,016	Elected

Proposal No. 2                 Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

45,200,546	641,898	26,555	0	Approved

Proposal No. 3                 Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s 2012 proxy statement filed with the Securities and Exchange Commission on April 13, 2012.

Votes For	Votes Against	Votes Abstaining	Broker Non- Votes	Outcome

35,477,056	870,710	184,217	9,337,016	Approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 31, 2012	By:	/s/ Hoyt H. Zia
Hoyt H. Zia
Secretary